UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 21, 2016 (September 19, 2016)
CELANESE CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	001-32410	98-0420726

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
222 West Las Colinas Blvd. Suite 900N, Irving, TX 75039
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (972) 443-4000

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On September 19, 2016, Celanese Corporation (“Celanese”), its wholly-owned subsidiary Celanese US Holdings LLC (the “Issuer”), and certain subsidiaries of the Issuer (the “Subsidiary Guarantors” and, together with Celanese and the Issuer, the “Company Parties”), entered into an Underwriting Agreement with Deutsche Bank AG, London Branch (“Deutsche Bank”) and Merrill Lynch International (“MLI”), as representatives of the several underwriters named therein and Deutsche Bank, MLI, Citigroup Global Markets Limited, J.P. Morgan Securities plc, Barclays Bank PLC, HSBC Bank plc, MUFG Securities EMEA plc and SMBC Nikko Capital Markets Limited (collectively, the “Underwriters”), providing for the offer and sale by the Issuer of €750,000,000 aggregate principal amount of 1.125% Senior Notes due 2023 (the “Notes”). The offering of the Notes was registered under the Securities Act of 1933, as amended, and is being made pursuant to the Registration Statement on Form S-3, Reg. No. 333-193834, and the Prospectus included therein, filed by the Company Parties with the Securities and Exchange Commission (the “Commission”) on February 7, 2014, the related Prospectus Supplement dated September 19, 2016, and the Free Writing Prospectus accepted for filing by the Commission on September 19, 2016.
Item 7.01 Financial Statements and Exhibits.
On September 19, 2016, Celanese issued a press release announcing the pricing of the Notes. A copy of the press release is being furnished with this Current Report as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit
Number	Description
1.1
Underwriting Agreement, dated September 19, 2016 by and among Celanese US Holdings LLC, Celanese Corporation, the Subsidiary Guarantors, Deutsche Bank AG, London Branch (“Deutsche Bank”) and Merrill Lynch International (“MLI”), as representatives of the several underwriters named therein, and Deutsche Bank, MLI, Citigroup Global Markets Limited, J.P. Morgan Securities plc, Barclays Bank PLC, HSBC Bank plc, MUFG Securities EMEA plc and SMBC Nikko Capital Markets Limited, as underwriters

99.1	Press release dated September 19, 2016*
* The information in Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing. The disclosure in Item 7.01 of this Current Report will not be deemed an admission as to the materiality of any information in such item in this Current Report that is required to be disclosed solely by Regulation FD.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELANESE CORPORATION
By:	/s/ James R. Peacock III
Name:	James R. Peacock III
Title:	Vice President, Deputy General Counsel and Corporate Secretary

Date:	September 21, 2016

Exhibit Index

Exhibit
Number	Description
1.1
Underwriting Agreement, dated September 19, 2016 by and among Celanese US Holdings LLC, Celanese Corporation, the Subsidiary Guarantors, Deutsche Bank AG, London Branch (“Deutsche Bank”) and Merrill Lynch International (“MLI”), as representatives of the several underwriters named therein, and Deutsche Bank, MLI, Citigroup Global Markets Limited, J.P. Morgan Securities plc, Barclays Bank PLC, HSBC Bank plc, MUFG Securities EMEA plc and SMBC Nikko Capital Markets Limited, as underwriters

99.1	Press release dated September 19, 2016*
* The information in Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing. The disclosure in Item 7.01 of this Current Report will not be deemed an admission as to the materiality of any information in such item in this Current Report that is required to be disclosed solely by Regulation FD.

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